Exhibit 99.1

Tilray Brands Announces Closing of Transaction with HEXO, Laying Groundwork for the Next Evolution of Canadian Cannabis

Alliance Looks to Enhance Consumer Experience and Strengthen Tilray Brands’ Potential for U.S. Federal Legalization and International Expansion

Transaction Expected to Immediately be Revenue, EBITDA and Cash-Flow Positive, and Accretive to EPS for Tilray Brands

LEAMINGTON, Ontario, July 12, 2022 (GLOBE NEWSWIRE) -- Tilray Brands, Inc. (“Tilray Brands” or the “Company”) (Nasdaq | TSX: TLRY), a leading global cannabis-lifestyle and consumer packaged goods company inspiring and empowering the worldwide community to live their very best life, today announced that the Company has closed its previously-disclosed acquisition from HT Investments MA LLC (“HTI”) of the secured convertible note (the “HEXO Note”) issued by HEXO Corp. (“HEXO”).

Irwin D. Simon, Tilray Brands’ Chairman and CEO, said, “We are excited to close on this strategic transaction  and alliance with HEXO, which is expected to provide several financial and commercial benefits, including substantial cost-savings synergies, increased strength in product innovation to capitalize on for market opportunities in Canada and internationally, along with the U.S., upon federal legalization.  This is a unique opportunity to realize our vision to enhance consumer experience and lay the groundwork for the next evolution of Canadian cannabis.”

Charlie Bowman, HEXO’s President and CEO, added, “Closing this transaction with Tilray will provide HEXO with the financial flexibility needed to accelerate our operational turnaround and put us on the path to profitable growth. We are confident that the savings and production efficiencies we are able to realize between the two companies will reset the industry.”

Financial and Commercial Benefits:

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Substantial Savings: The strategic alliance between Tilray Brands and HEXO is expected to deliver up to $80 million of shared cost-savings within the next two years. Both companies have identified operational and production efficiencies with respect to cultivation and processing services, including pre-rolls, beverages and edibles, as well as shared services and procurement.

●	Accretion: As a result of the substantial savings, as well as the annual advisory fee, the acquisition of the HEXO Note by Tilray Brands will be immediately accretive to the Company.
●
Strengthening Product Innovation in Canada and International Markets: Tilray Brands and HEXO bring together industry leading expertise in the global cannabis industry, including cannabis cultivation, product innovation, brand building, and distribution. Leveraging both companies’ commitment to innovation and operational efficiencies, both companies will provide their respective expertise and know-how to strengthen market positioning and capitalize on opportunities for growth through a broadened product offering and accelerated CPG innovation. These efforts will also provide benefits to the U.S. market, upon potential federal legalization.

Transaction Details

Tilray Brands acquired the HEXO Note from HTI, which has a current principal balance of $173.7 million outstanding. The purchase price paid to HTI for the HEXO Note was $155 million, reflecting a 10.8% discount on the outstanding principal balance.

The conversion price of the HEXO Note of CAD$0.40 per share, implies that, as of July 11, 2022, Tilray Brands would have the right to convert into approximately 48% of the outstanding common stock of HEXO (on a non-diluted basis).

The purchase price was satisfied, in part, by Tilray Brands’ issuance to HTI of a new $50 million convertible unsecured note (the “Tilray Convertible Note”) and approximately 33.3 million shares in Class 2 common stock of Tilray Brands. The Tilray Convertible Note bears interest at a rate of 4.00% per annum, calculated and paid on a quarterly basis and matures on September 1, 2023. HEXO did not receive any proceeds as a result of Tilray Brands’ purchase of the HEXO Note from HTI.

Tilray Brands has nominated two directors to HEXO’s Board of Directors (“Board”) and one Board observer.

Commercial Agreements

Tilray Brands and HEXO also entered into certain commercial agreements covering the following key areas; (i) each party will complete production and processing as a third-party manufacturer of certain products for the other party; (ii) HEXO will source its cannabis products for international markets, excluding Canada and the US, from Tilray Brands; and (iii) HEXO and Tilray Brands will share savings related to specified facilities optimization activities, procurement, general and administrative costs, including insurance and certain shared services, and certain production and processing activities for straight-edge pre-rolls, edibles and beverages. The commercial agreements further provide that HEXO shall pay Tilray Brands an annual fee of $18 million for advisory services with respect to cultivation, operation and production matters.

Early Warning Reporting Disclosure

In connection with Tilray Brands’ acquisition of the HEXO Note, Tilray Brands announces, pursuant to applicable requirements of Canadian securities laws, that it has acquired the right to convert the HEXO Note into approximately 48% of the outstanding common stock of HEXO, on a non-diluted basis (the “Acquisition”). Prior to the Acquisition, Tilray Brands did not beneficially own or control any of the common stock of HEXO.

Tilray Brands completed the Acquisition for investment purposes and for strategic reasons, including in connection with its negotiation around the commercial agreements which will enable the realization of shared cost-saving synergies and the other benefits described above.

Although not in its present plans, from time to time, Tilray Brands may hold discussions with HEXO’s management, its board of directors, other stockholders, and other relevant parties concerning the business, operations, board composition, management, strategy and future plans of HEXO. Depending on various factors including, without limitation, the results of any such discussions, HEXO’s financial position and business strategy, the status of the HEXO Note, the availability of securities of HEXO that would make the purchase of such securities desirable, conditions in the securities market and general economic and industry conditions, other investment opportunities, the liquidity requirements of Tilray Brands, and so forth, Tilray Brands may consider from time to time various alternative courses of action with respect to increasing or decreasing its ownership, control or direction over HEXO securities. Tilray Brands reserves the right to acquire (whether by conversion of the HEXO Note or otherwise) additional securities of HEXO, including without limitation Common Shares, and/or to dispose of any or all of its interests under the HEXO Note (or any securities of HEXO acquired in connection with the conversion of the HEXO Note). There can be no assurances that Tilray Brands will pursue or consummate any of these transactions. Any such transaction referred to in this paragraph would be made in compliance with all applicable laws and regulations.

A copy of the early warning report required to be filed by Tilray Brands in connection with the acquisition will be filed on SEDAR and made available under HEXO’s issuer profile on SEDAR at www.sedar.com.

About Tilray Brands

Tilray Brands, Inc. (Nasdaq: TLRY; TSX: TLRY), is a leading global cannabis-lifestyle and consumer packaged goods company with operations in Canada, the United States, Europe, Australia, and Latin America that is changing people's lives for the better – one person at a time. Tilray Brands delivers on this mission by inspiring and empowering the worldwide community to live their very best life and providing access to products that meet the needs of their mind, body, and soul while invoking wellbeing. Patients and consumers trust Tilray Brands to deliver a cultivated experience and health and wellbeing through high-quality, differentiated brands and innovative products. A pioneer in cannabis research, cultivation, and distribution, Tilray Brands’ unprecedented production platform supports over 20 brands in over 20 countries, including comprehensive cannabis offerings, hemp-based foods, and craft beverages.

For more information on Tilray Brands, visit www.Tilray.com and follow @Tilray

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this communication that are not historical facts constitute forward-looking information or forward-looking statements (together, “forward-looking statements”) under Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be subject to the “safe harbor” created by those sections and other applicable laws. Forward-looking statements can be identified by words such as “forecast,” “future,” “should,” “could,” “enable,” “potential,” “contemplate,” “believe,” “anticipate,” “estimate,” “plan,” “expect,” “intend,” “may,” “project,” “will,” “would” and the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Certain material factors, estimates, goals, projections or assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this communication. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: accretion related to the HEXO transactions; expected production efficiencies, strengthened market positioning and potential cost saving synergies resulting from the transactions and agreed commercial arrangements; the Company’s ability to commercialize new and innovative products; and HEXO management’s stated expectations for its operational turnaround and growth in global markets. Many factors could cause actual results, performance or achievement to be materially different from any forward-looking statements, and other risks and uncertainties not presently known to the Company or that the Company deems immaterial could also cause actual results or events to differ materially from those expressed in the forward-looking statements contained herein. For a more detailed discussion of these risks and other factors, see the most recently filed  Annual Report on Form 10-K (and other periodic reports filed with the SEC) of Tilray Brands made with the SEC and available on EDGAR. The forward-looking statements included in this communication are made as of the date of this communication and the Company does not undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

For further information:
Media: Berrin Noorata, news@tilray.com
Investors: Raphael Gross, +1-203-682-8253, Raphael.Gross@icrinc.com